Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarter;u Report on Form 10-Q for the period ended September 30, 2013, of Petrus Resources Corporation (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Miguel Dotres
Miguel Dotres
CEO
(Principal Executive Officer)

April 28, 2014

/s/ Miguel Dotres
Miguel Dotres
CEO
(Principal Financial and Accounting Officer)

May 1, 2014

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Petrus Resources Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.